EXHIBIT 32

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2003 (the “Report”) by Kirby Corporation (the “Company”), each of the undersigned hereby certifies that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOSEPH H. PYNE

Joseph H. Pyne
President and Chief Executive Officer

/s/ NORMAN W. NOLEN

Norman W. Nolen
Executive Vice President, Treasurer
and Chief Financial Officer

Dated: March 5, 2004